Exhibit 10.1

AMENDMENT 2006-1
TO THE
EMPLOYMENT AGREEMENT

          AMENDMENT, dated as of May 19, 2006, between Marlin Business Services Corp., a Pennsylvania corporation (the “Company”) and George D. Pelose (the “Executive”).

RECITALS

          WHEREAS, the Company and Executive previously entered into an Employment Agreement, dated as of October 14, 2003 (the “Employment Agreement”), that sets forth the terms and conditions of Executive’s employment with the Company;

          WHEREAS, the Company desires to amend the Employment Agreement to change Executive’s title with the Company to Executive Vice President and to reflect his appointment as a member of the Office of the Chairman;

          WHEREAS, the Company also desires to amend the Employment Agreement to increase Executive’s base salary and change his annual target incentive bonus opportunity;

          WHEREAS, Executive has agreed to the changes to his Employment Agreement to reflect the foregoing; and

          WHEREAS, Section 18 of the Employment Agreement provides that the Employment Agreement may be amended pursuant to a written agreement between Executive and the Company.

          NOW, THEREFORE, the Company and Executive hereby agree that the Employment Agreement shall be amended as follows:

          1.          Paragraph A under the Background Section of the Employment Agreement is hereby amended by replacing the phrase “Senior Vice President and General Counsel” with the phrase “Executive Vice President and General Counsel”.

          2.          The first sentence of Section 1 of the Employment Agreement is hereby amended by replacing the phrase “Senior Vice President and General Counsel” with the phrase “Executive Vice President and General Counsel”.

          3.          A new sentence is hereby added to Section 1 of the Employment Agreement between the second and third sentences to read as follows:

                       “Executive shall also serve as a member of the Office of the Chairman.”

          4.          The first sentence of Section 3(a) of the Employment Agreement is hereby amended by replacing “$235,000” with “275,000”.

          5.          The first sentence of Section 3(b) of the Employment Agreement is hereby amended by replacing “50%” with “70%”.

          6.          Section 12 of the Employment Agreement is hereby amended by changing the address listed for notices to the Company from “124 Gaither Drive, Suite 170” to “300 Fellowship Road”.

          7.          In all respects not modified by this Amendment 2006-1, the Employment Agreement is hereby ratified and confirmed.

          IN WITNESS WHEREOF, the Company and the Executive agree to the terms of the foregoing Amendment 2006-1, effective as of May 19, 2006.

MARLIN BUSINESS SERVICES CORP.		EXECUTIVE

By:	/s/ Daniel P. Dyer	By:	/s/ George D. Pelose

	Daniel P. Dyer		George D. Pelose
Chairman & CEO

By:	/s/ Kevin J. McGinty

Kevin J. McGinty
Director, Chairman of
Compensation Committee